Exhibit 99.1

CENTERPOINT ENERGY RESOURCES CORP.

LETTER OF TRANSMITTAL

for

Tender of All Outstanding

4.50% Senior Notes due 2021, Series A in Exchange for Registered	5.85% Senior Notes due 2041, Series A in Exchange for Registered
4.50% Senior Notes due 2021, Series B	5.85% Senior Notes due 2041, Series B

The Exchange Offer for each series of Original Notes will expire at 5:00 p.m., New York City time, on          , 2011, unless extended (the “Expiration Date”). Original Notes of a series tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date for that series.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you wish to participate in the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent or an agent’s message (as defined herein) should be submitted on your behalf.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

c/o Bank of New York Mellon Corporation
Corporate Trust Operations
Reorganization Unit
480 Washington Boulevard — 27th Floor
Jersey City, New Jersey 07310
Attn: David Mauer

By facsimile transmission (eligible institutions only):

(212) 298-1915

Confirm by telephone:

(212) 815-3687

Delivery of this instrument to an address other than as shown above or transmission via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned hereby acknowledges receipt of the prospectus dated            , 2011 (as the same may be amended or supplemented from time to time, the “Prospectus”) of CenterPoint Energy Resources Corp. (the “Company”) and this Letter of Transmittal. These two documents together constitute the Company’s offer to exchange its

4.50% Senior Notes due 2021, Series B and 5.85% Senior Notes due 2041, Series B (collectively, the “Exchange Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for like principal amounts of the Company’s issued and outstanding 4.50% Senior Notes due 2021, Series A and 5.85% Senior Notes due 2041, Series A (collectively, the “Original Notes”), respectively, which offer consists of separate, independent offers to exchange the Exchange Notes of each series for Original Notes of the series that bears the same interest rate (each, an “Exchange Offer” and, collectively, the “Exchange Offer”). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

The Exchange Offer for Original Notes of each series is not conditioned upon any minimum aggregate principal amount of Original Notes of that series being tendered for exchange or upon the consummation of the Exchange Offer for Original Notes of any other series.

The Company reserves the right, at any time or from time to time, to extend the period of time during which the exchange offer for any series of Original Notes is open, and delay acceptance for exchange of any series of Original Notes, at its discretion, in which event the term “Expiration Date” with respect to such series shall mean the latest date to which such Exchange Offer is extended. The Company reserves the right to extend such period for each series of Original Notes independently. The Company shall notify The Bank of New York Mellon Trust Company, N.A. (the “Exchange Agent”) of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be used by a holder of Original Notes of a series if:

•	certificates of Original Notes of such series are to be forwarded herewith; or

•	delivery of Original Notes of such series is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Original Notes — Book-Entry Transfer” and an “agent’s message” is not delivered as described under such caption.

Tenders by book-entry transfer may also be made by delivering an agent’s message pursuant to DTC’s Automated Tender Offer Program (“ATOP”) in lieu of this Letter of Transmittal.

Holders of Original Notes of a series whose Original Notes are not immediately available, or who are unable to deliver their Original Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent or to comply with the applicable procedures under DTC’s ATOP on or prior to the Expiration Date for the Exchange Offer for that series, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Original Notes — Guaranteed Delivery.” See Instruction 1 of this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “Holder” with respect to the Exchange Offer for Original Notes of a series means any person in whose name such Original Notes are registered on the books of the security registrar for such series of Original Notes, any person who holds such Original Notes and has obtained a properly completed assignment from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Original Notes and who desires to deliver such Original Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety (unless such Original Notes are to be tendered by book-entry transfer and an agent’s message is delivered in lieu hereof pursuant to DTC’s ATOP).

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

List below the Original Notes of each series tendered under this Letter of Transmittal. If the space below is inadequate, list the title of the series, the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF ORIGINAL NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Original Notes (Please fill in, if blank)

Original Note(s) Tendered

Title of Series	Registered Number(s)*	Aggregate Principal Amount Represented by Original Note(s)	Principal Amount Tendered**

4.50% Senior Notes due 2021, Series A

5.85% Senior Notes due 2041, Series A

Total

* Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by such Original Notes. Original Notes may be tendered in minimum denominations of $2,000 and integral multiples of $1,000.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Original Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

DTC Account Number(s) (if delivered by book-entry transfer):

Transaction Code Number (if delivered by book-entry transfer):

Name of Tendering Institution (if delivered by book-entry transfer):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, the above described principal amount of the Company’s (i) unregistered 4.50% Senior Notes due 2021, Series A (the “Original 2021 Notes”) and (ii) unregistered 5.85% Senior Notes due 2041, Series A (the “Original 2041 Notes” and, together with the Original 2021 Notes, the “Original Notes”) in exchange for an equivalent principal amount of the Company’s (i) registered 4.50% Senior Notes due 2021, Series B (the “Exchange 2021 Notes”) and (ii) registered 5.85% Senior Notes due 2041, Series B (the “Exchange 2041 Notes” and, together with the Exchange 2021 Notes, the “Exchange Notes”), respectively, which have been registered under the Securities Act, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Original Notes, together with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement related to the Original Notes (the “Registration Rights Agreement”). The undersigned has received the materials in connection with the Exchange Offer and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered Holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificate(s) representing such Original Notes or on the DTC security position listing that lists the Holder as the owner of Original Notes. The certificate number(s) and the principal amount of Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Original Notes than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the withdrawal, rejection of tender or termination of the Exchange Offer.

The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures For Tendering Original Notes” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please deliver Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

By tendering Original Notes and executing this Letter of Transmittal or effecting delivery of an agent’s message in lieu thereof, the undersigned hereby represents and agrees that (i) any Exchange Notes the undersigned receives will be acquired in the ordinary course of business; (ii) at the time of the consummation of the Exchange Offer, the undersigned is not engaged in, has no intention to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes; (iii) the undersigned is not an “affiliate” of the Company as defined in Rule 405 under the Securities Act; (iv) the undersigned is not a broker-dealer (x) tendering Original Notes acquired directly from the Company or an affiliate of the Company for its own account or (y) tendering Original 2021 Notes acquired by such broker-dealer in exchange for the Company’s 7.875% Senior Notes due 2013 in the 2013 Notes Exchange Offer acquired directly from the Company or an affiliate of the Company for its own account; and (v) if the undersigned is a participating broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; provided that by so acknowledging and by delivering a prospectus the undersigned does not admit that it is an “underwriter” within the meaning of the Securities Act. The Company may require the undersigned, as a condition to the undersigned’s eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of “beneficial owners” within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on behalf of whom the undersigned holds the Original Notes to be exchanged in the Exchange Offer.

The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities. The Company has also agreed that, for a period of 180 days after the consummation of the Exchange Offer, it will allow any broker-dealer to use the Prospectus in connection with any such resale, subject to certain “black out” periods. In addition, dealers effecting transactions in Exchange Notes may be required to deliver a Prospectus.

As a result, a participating broker-dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, prior to 5:00 p.m., New York City time, on the Expiration Date, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer — Exchange Agent.”

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned, by completing the box entitled “Description of Original Notes Tendered” above and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY(i) if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above.

☐	Issue Exchange Notes and/or Original Notes to:

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(Please Type or Print)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

☐	Mail or deliver Exchange Notes and/or Original Notes to:

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(Please Type or Print)

☐	Credit unexchanged Original Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number:

IMPORTANT
PLEASE SIGN HERE WHETHER OR NOT
ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY
(U.S. Holders: Complete Accompanying Substitute Form W-9 Below)

X

X
(Signature(s) of Registered Holder(s) of Original Notes)

Dated

(The above lines must be signed by the registered holder(s) of Original Notes as your/their name(s) appear(s) on the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
(Please Type or Print)

Capacity (Full Title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

MEDALLION SIGNATURE GUARANTEE
(If Required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Guarantor Institution.

Signature(s) Guaranteed by an Eligible Guarantor Institution:
(Authorized Signature)
(Name — Please Print)
(Title)
(Name of Firm)
(Address, Including Zip Code)
(Area Code and Telephone Number)

Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (i) certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Original Notes” in the Prospectus and an agent’s message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time on the Expiration Date. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu thereof. Original Notes may be tendered in whole or in part in minimum denominations of $2,000 and integral multiples of $1,000.

Holders who wish to tender their Original Notes pursuant to the Exchange Offer and the certificates for such Original Notes are not immediately available or time will not permit all required documents to reach the Exchange Agent before the Expiration Date, or the procedures for book-entry transfer cannot be completed on a timely basis, may nevertheless tender their Original Notes provided that all of the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures For Tendering Original Notes — Guaranteed Delivery” in the Prospectus are complied with. Pursuant to such procedures:

(i) such tenders are made by or through an Eligible Institution;

(ii) prior to the Expiration Date, the Exchange Agent receives from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form accompanying this Letter of Transmittal, or an electronic message through ATOP with respect to guaranteed delivery for book-entry transfers, setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. trading days after the date of execution of the notice of guaranteed delivery, or transmission of such electronic message through ATOP for book-entry transfers, the certificates for all physically tendered Original Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a properly completed and duly executed letter of transmittal with any required signature guarantees (or a facsimile thereof), or a properly transmitted electronic message through ATOP in the case of book-entry transfers, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

(iii) the certificates (or book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or a facsimile thereof), or a properly transmitted electronic message through ATOP in the case of book-entry transfers, and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of the notice of guaranteed delivery or transmission of such electronic message through ATOP with respect to guaranteed delivery for book-entry transfers.

The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such notice of guaranteed delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a notice of guaranteed delivery prior to the Expiration Date.

The method of delivery of certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Signature Guarantees. Certificates for Original Notes need not be endorsed and signature guarantees are unnecessary unless:

(i) a certificate for Original Notes is registered in a name other than that of the person surrendering the certificate or

(ii) a registered holder completes the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” above.

In the case of (i) or (ii) above, such certificates for Original Notes must be duly endorsed or accompanied by a properly executed note power, with the endorsement or signature on the note power and on this Letter of Transmittal, guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an “eligible guarantor institution,” including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency or (v) a savings association that is a participant in a Securities Transfer Association (each, an “Eligible Institution”), unless an Original Note is surrendered for the account of an Eligible Institution. See “Signatures on Letter of Transmittal, Assignment and Endorsements” below.

3. Inadequate Space. If the space provided in the box captioned “Description of Original Notes Tendered” is inadequate, the certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. Tenders of Original Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000. If less than all the Original Notes evidenced by any certificates submitted are to be tendered, fill in the principal amount of Original Notes which is to be tendered in the third column of the box entitled “Description of Original Notes Tendered.” In such case, new certificate(s) for the remainder of the Original Notes which was evidenced by your old certificate(s) will only be sent to the Holder of the Original Notes, promptly after the Expiration Date, unless otherwise indicated in the box entitled “Special Delivery Instructions.” All Original Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of a notice of withdrawal, or a computer-generated notice of withdrawal transmitted by DTC on your behalf in accordance with the standard operating procedures of DTC, must be received by the Exchange Agent at its address set forth above or in the Prospectus. Any notice of withdrawal must

(i) specify the name of the person that tendered the Original Notes to be withdrawn;

(ii) identify the Original Notes to be withdrawn, including the certificate number or numbers (if in certificated form) and the principal amount of such Original Notes;

(iii) include a statement that the holder is withdrawing its election to have the Original Notes exchanged;

(iv) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which the Original Notes were tendered or as otherwise described above, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee under the indenture governing the Original Notes register the transfer of the Original Notes into the name of the person withdrawing the tender; and

(v) specify the name in which any of the Original Notes are to be registered, if different from that of the person that tendered the Original Notes.

The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of a notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes or otherwise comply with DTC’s procedures.

Any Original Notes withdrawn will not have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder without cost to the Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. In the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to its book-entry transfer procedures, the Original Notes will be credited to an account with DTC specified by the holder, as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under “The Exchange Offer — Procedures for Tendering Original Notes” in the Prospectus at any time on or before the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt, acceptance and withdrawal of tendered Original Notes) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered, but which are validly withdrawn, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal.

5. Signatures on Letter of Transmittal, Assignment and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Notes.

If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See “Partial Tenders and Withdrawal Rights” above.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the opinion of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer — Conditions to the Exchange Offer” or any conditions or irregularities in any tender of Original Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The

Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Requests for Assistance and Additional Copies. Requests for assistance with respect to Exchange Offer procedures may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. Backup Withholding; Substitute Form W-9. U.S. federal income tax law generally requires that payments of principal and interest on an Exchange Note to a holder be subject to backup withholding at the applicable rate, currently at 28%, unless such holder provides the payor with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below or otherwise establishes a basis for exemption. A U.S. Holder (as defined below) whose tendered Original Notes are accepted for exchange is required to provide such holder’s correct TIN. If the correct TIN is not provided or an adequate basis for exemption is not established, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, tendering U.S. Holders may be subject to backup withholding at the applicable rate on all reportable payments on the Exchange Notes. A Non-U.S. Holder (as defined below) should not use the Substitute Form W-9. Instead, in order for a Non-U.S. Holder to qualify as an exempt recipient, such Non-U.S. Holder should submit the appropriate IRS Form W-8 (which is available from the Exchange Agent upon request or at the IRS website (www.irs.gov)) signed under penalties of perjury, attesting to such Non-U.S. Holder’s foreign status. A Non-U.S. Holder’s failure to submit the appropriate IRS Form W-8 may require backup withholding at 28% on any reportable payments on the Exchange Notes.

You are a U.S. Holder if you are, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States (including a U.S. resident alien), (ii) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States or any political subdivision thereof or therein, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), are authorized to control all substantial decisions of the trust; or (b) if, in general, the trust was in existence on August 20, 1996 and was treated as a U.S. person under the Code on the previous day and made a valid election under applicable Treasury regulations to continue to be so treated.

To prevent backup withholding, each tendering U.S. Holder of Original Notes must provide its correct TIN by completing the attached Substitute Form W-9 certifying that the U.S. Holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and that (1) the U.S. Holder is exempt from backup withholding, (2) the U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding. A tendering U.S. Holder may write “Applied For” in Part 1 of the Substitute Form W-9 if such holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such a case, such holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that a tendering U.S. Holder writes “Applied For” in Part 1 and completes the Certificate of Awaiting Taxpayer Identification Number, the Company will withhold at the applicable rate, which is currently 28%, on all reportable payments made to such holder prior to the time a properly certified TIN is provided to the Company. However, if the U.S. Holder furnishes its TIN to the Company within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the U.S. Holder. If, however, the U.S. Holder has not provided the Company with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, all reportable payments made thereafter will be subject to backup withholding at the then applicable rate and the amounts so withheld will be remitted to the IRS until a correct TIN is provided by the U.S. Holder.

The U.S. Holder is required to provide the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain holders of Original Notes (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Exempt U.S. Holders should nevertheless complete the attached Substitute Form W-9 below and check the box in Part 2 to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” or, if applicable, Form W-8ECI, “Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States,” or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Special rules apply to foreign partnerships. Non-U.S. Holders, including foreign partnerships, are urged to consult with their tax advisors on completing the appropriate IRS Form W-8. You are a Non-U.S. Holder if you are, for U.S. federal income tax purposes, (i) a nonresident alien individual, (ii) a corporation or, except as otherwise may be provided in applicable Treasury regulations, a partnership created or organized outside the United States or under the laws of a jurisdiction other than the United States or any political subdivision thereof or therein and not under the laws of the United States or any political subdivision thereof or therein, (iii) any estate other than an estate treated as a U.S. Holder as described above, or (iv) any trust other than a trust treated as a U.S. Holder as described above. The appropriate IRS Form W-8 will be provided by the Exchange Agent upon request and is also available at the IRS website (www.irs.gov). Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which holders are exempt from backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, amounts withheld under the backup withholding rules will be allowed as a credit or refund against a holder’s U.S. federal income tax liability if certain required information is timely provided to the IRS.

10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person will incur any liability for failure to give notification.

12. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Original Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

13. Security Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering Holder.

IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof or an agent’s message in lieu hereof (together with the Original Notes delivered by book-entry transfer) must be received by the Exchange Agent, or the Notice of Guaranteed Delivery must be received by the Exchange Agent, prior to the Expiration Date.

PAYER’S NAME: [Depositary]
SUBSTITUTE FORM W-9		Name (as shown on your income tax return)
Department of the Treasury Internal Revenue Service		Business Name, if different from above

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification		Check appropriate box: ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) è ☐ Other
Address (Number, Street and apt. or suite no.)
City, State, and ZIP Code

	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” — and sign and date the “Certificate of Awaiting Taxpayer Identification Number” below.	Social Security Number OR Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding and certify by signing and dating below. ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or(c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signature Date

You must complete the following certificate if you wrote “Applied For” in Part 1 of this Substitute Form W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature    Date  , 2011

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer — Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the NAME and
SOCIAL SECURITY
For this type of account:		number of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-member LLC (or other disregarded entity) owned by an individual	The owner(3)
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see U.S. Treasury Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

Give the NAME and
EMPLOYER IDENTIFICATION
For this type of account:		number of —
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity(4)
9.	Corporate or LLC electing corporate status on Form 8832	The corporation
10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see U.S. Treasury Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

* Note. Grantor also must provide a Form W-9 to trustee of trust.

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

If you are required to file an information return with the IRS, you must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Starting a Business. Use Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you are a resident alien and you do not have and are not eligible to get a social security number, your taxpayer identification number is your Internal Revenue Service individual taxpayer identification number. If you do not have an individual taxpayer identification number, use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for one. You can get Form W-7 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note:  Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note:  If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

The following payees are exempt from backup withholding:

(1)	An organization exempt from tax under section 501(a), or an individual retirement account (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

 (6) A corporation.

 (7) A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.